EXHIBIT 10.11

                        SETTLEMENT AND RELEASE AGREEMENT

     THIS SETTLEMENT AND RELEASE AGREEMENT (this "Agreement") is entered into and dated for reference purposes as of September 30, 2002, between NUPRO INNOVATIONS, INC., a Delaware corporation ("Nupro"), STRONGGO, LLC, an Arizona limited liability company ("StrongGO"), and a group of Shareholders to be identified from among and between those individuals and entities who purchased shares of Nupro common stock during a certain stock sale exempted from federal securities registration through provisions of Regulation S of the Securities Act of 1934 (hereinafter referred to as the "Reg. S Shareholders"), occurring between June 1999 and December 2000, and subsequent shares acquired under share warrants issued by Nupro to these Reg. S Shareholders between those same dates (hereinafter referred to as the "Reg. S Offering") (individually referenced to herein as a "Party" or collectively as the "Parties").

                                    RECITALS

     1. The individuals and entities within the class of Reg. S Shareholders invested more than Eight Million Dollars ($8,000,000.00) in Nupro and shall identify themselves as a part of this Agreement by their respective signatures on this document below and the reconveyance of their respective Reg. S shares to Nupro. The Reg. S Shareholders eligible for participation in this settlement and the number of Nupro shares held by the Reg. S Shareholders are the 33 shareholders listed in Exhibit A attached hereto.

     2. Certain Reg. S Shareholders have made demands upon Nupro for the repayment of the Reg. S Shareholders' entire investment in the Reg. S Offering, based on their allegations that certain former officers including Luba Veselinovic, Elke Veselinovic, Gary Fitchett, and Ernesto Zaragoza de Cima, and their de facto agent Dr. Wilfried Boelke, intentionally misrepresented the invention of, the ownership of, the reliable valuation of, and the likely sales of a certain proprietary formulation and technology for a composite material referred to as the "Nupro material" and "Nupro technology", which was Nupro's principal asset at the time the Reg. S Shareholders invested in the Reg. S Offering. Certain Reg. S Shareholders have threatened to initiate litigation against Nupro if their investments are not returned.

     3. The Reg. S Shareholders and Nupro deny all allegations made against each other regarding representations concerning Nupro's technology.

     4. The Reg. S Shareholders and Nupro deny any and all liability to one another, but desire to fully and completely compromise, resolve and release all of the claims between them.

     5. A majority of the Reg. S Shareholders have formed another company named StrongGO, LLC, an Arizona limited liability company ("StrongGO").
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                                    AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants of the Parties contained herein, the Parties agree as follows:

     1.   SETTLEMENT PROCEDURES.

          (1) Certain of the Reg. S Shareholders have asserted that the majority of the Reg. S Shareholders are prepared to settle all their alleged claims against Nupro upon the terms and conditions set forth in this Agreement. Nupro has agreed to settle with any or all of the Reg. S Shareholders who desire to settle their claims with Nupro upon the terms and conditions set forth in this Agreement, so long as Reg. S Shareholders holding at least 2,150,000 shares of Nupro stock agree to settle on the terms and conditions set forth in this Agreement (the "Majority of Reg. S Shareholders"). This Agreement shall be binding upon Nupro, StrongGO, and the Reg. S Shareholders who are signatories to this Agreement at the time that a majority of the Reg. S Shareholders execute this Agreement (the "Effective Date"). Upon the Effective Date, all the terms and conditions set forth in this Agreement shall be effective as between Nupro, StrongGO, and the Reg. S Shareholders who either execute this Agreement prior to the Effective Date, or consent to be bound by this Agreement within the Notice Period, as defined below.

          (2) When and if the Majority of Reg. S Shareholders execute this Agreement, the parties shall provide written notice via registered mail to the remaining Reg. S Shareholders informing them that this Agreement has become effective by execution of the Majority of Reg. S Shareholders, and advise the remaining Reg. S Shareholders that they have the right to participate in this Agreement by consenting to this Agreement within fifteen (15) days after receipt of such notice (the "Notice Period"). It shall be conclusively presumed that any Reg. S Shareholder receives notice of his or her right to participate in this settlement on the date receipt is evidenced by a delivery receipt from a delivery service or postal carrier showing that the notice has been delivered to the most current available address for that shareholder in Nupro's records. Delivery may be made by private delivery services such as DHL, UPS, Federal Express, etc., or by placing such notice in the United States mail or the mail service of the country of residence of any Reg. S Shareholder.

     2. RIGHT TO PARTICIPATE IN STRONGGO. Any Reg. S Shareholder who elects to participate in this Agreement shall automatically be admitted as a member of StrongGO. After the Notice Period has expired, the Reg. S Shareholders' membership interests in StrongGO shall be determined by dividing the number of shares each Reg. S Shareholder reconveys to Nupro in accordance with Section 6 below by the total number of shares reconveyed to Nupro by all the Reg. S
Shareholders who elect to participate in this Agreement. Should any Reg. S Shareholder elect not to participate in this Agreement, by failing to execute or consent to this Agreement prior to the expiration of the Notice Period, such Reg. S Shareholder shall be deemed to have elected to retain his or her shares in Nupro and be deemed to have elected to waive any right to participate in StrongGO or this settlement. The Reg. S Shareholders who elect to participate in this Agreement by either their execution of this Agreement prior to the Effective Date or their consent to this Agreement within the Notice Period are referred to herein as the "Electing Reg. S Shareholders."

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     3.   SETTLEMENT AMOUNT. For consideration of the promises,  covenants,  and mutual releases provided for herein, Nupro hereby transfers and assigns to StrongGO all of Nupro's right, title and interest in and to (1) the real property in Pima County, Arizona, more particularly described at Exhibit B attached hereto, along with all of the equipment, fixtures and inventory located on such real property, which is described at Exhibit C attached (collectively referred to herein as the "Real Property and Equipment"); and (2) the technology developed by Nupro after January 30, 2002, for the manufacture of a unique polymer compound material (the "2002 Technology").

     4. ASSIGNMENT OF LEASE FOR MIXING PLANT. For consideration of the promises, covenants, and mutual releases provided for herein, Nupro also hereby transfers and assigns to StrongGO all of Nupro's right and interest in and to that certain lease dated June 6, 2002 with RMP Properties, LLC (the "Lease") for a building in Tucson, Arizona that houses Nupro's Tucson mixing plant. The Reg. S Shareholders and StrongGO agree to satisfy all obligations under the Lease and to indemnify and defend Nupro from and against all obligations under the Lease which arise after the date of this Agreement.

     5. RELEASE OF NUPRO'S EMPLOYEES FROM NONCOMPETE AGREEMENTS. For consideration of the promises, covenants, and mutual releases provided for herein, Nupro also hereby agrees to release all of its employees from their noncompete agreements with Nupro, in the event, but only in the event, such employees are employed by StrongGO. Nupro also hereby transfers and assigns to StrongGO all of Nupro's right and interest in and to that certain Employment Agreement with Thomas R. Fritsch dated February 15, 2002.

     6. RECONVEYANCE OF ELECTING REG. S SHAREHOLDERS' STOCK IN NUPRO. For consideration of the promises, covenants, and mutual releases provided for herein, the Electing Reg. S Shareholders agree to reconvey to Nupro all of their stock in Nupro upon the final assignment and recordation of the 2002 Technology, Real Estate and Equipment, the Lease, and the Employment Agreement described in Sections 3, 4, and 5 above. The Electing Reg. S Shareholders must reconvey their original share certificates of Nupro to Nupro Innovations, Inc., ATTN: Lawrence McEvoy, 3296 E. Hemisphere Loop, Tucson, Arizona 85706-5013 by registered mail with a return receipt requested.

     7.   RELEASES OF ALL CLAIMS.

          (1) The Electing Reg. S Shareholders and StrongGO hereby release and forever discharge Nupro, and its related entities, individually and collectively, its past and present officers, directors, shareholders, principals, agents, representatives, employees, parents, subsidiaries, predecessors and successors in interest, assignors and assignees, customers, vendors, clients and insurers, except the Estate of Luba Veselinovic, Elke Veselinovic, Ernesto Zaragoza de Cima, Gary Fitchett, and Wilfried Boelke, from all sums of money, accounts, charges, suits, proceedings, claims, contracts, judgments, demands, or other causes of action of any nature, known or unknown, which the Electing Reg. S Shareholders and StrongGO have, have had or may have had against Nupro, as of the date of the execution of this Agreement, arising out of any and all transactions and occurrences.

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          (2)  Nupro hereby releases and forever  discharges the Electing Reg. S
Shareholders  and  StrongGO,  and their  past and  present  partners,  officers,
directors,   shareholders,   principals,  agents,  representatives,   employees,
parents, subsidiaries, predecessors and successors in interest, assignors and assignees, customers, vendors, clients and insurers, except the Estate of Luba Veselinovic, Elke Veselinovic, Ernesto Zaragoza de Cima, Gary Fitchett, and Wilfried Boelke from all sums of money, accounts, charges, suits, proceedings, claims, contracts, judgments, demands, or other causes of action of any nature, known or unknown, which Nupro, and its related entities, have, have had, or may have had against the Electing Reg. S Shareholders and StrongGO as of the date of execution of this Agreement, arising out of any and all transactions and occurrences.

          (3) The Electing Reg. S Shareholders, StrongGO, and Nupro agree to fully release the Estate of Luba Veselinovic, Elke Veselinovic, Ernesto Zaragoza de Cima, Gary Fitchett, and Wilfried Boelke if they execute a release of all claims against the Electing Reg. S Shareholders, StrongGO, and Nupro in the form attached hereto as Exhibit D (the "Separate Release").

          (4) This Agreement does not release any claims that the Parties may have against each other regarding enforcement of this Agreement or the Separate Release. If any Party breaches this Agreement or the Separate Release or if any party released under this Agreement or the Separate Release initiates any legal action against any Party to this Agreement based upon claims that are released by this Agreement or the Separate Release, the release granted the individual or entity initiating such action shall be null and void and be of no further force and effect.

     8. NO ADMISSION OF FAULT OR LIABILITY. While this Agreement resolves all issues between the Electing Reg. S Shareholders, StrongGO, and Nupro relating to the Electing Reg. S Shareholders' investment in and dealings with Nupro and all other claims between the Parties, this Agreement does not constitute an adjudication or finding on the merits and it is not, and shall not be construed as, an admission of liability or fault by Nupro, StrongGO, the Electing Reg. S Shareholders, or their related entities.

     9. CHOICE OF LAW. This Agreement, its application and interpretation, and all rights and obligations of the Parties hereunder shall be governed by and construed exclusively in accordance with the laws of the State of Arizona, excluding any choice of law rules which would apply the laws of another jurisdiction.

     10. CHOICE OF FORUM. Any disputes regarding this Agreement shall be exclusively resolved in the Arizona State Superior Court for the County of Pima should any dispute arise between or among the Parties concerning the interpretation or enforcement of this Agreement.

     11. ATTORNEYS' FEES. Should any Party initiate any action at law or in equity affecting, enforcing, interpreting, or relating to the terms of this Agreement, or take any nonjudicial action to prevent any other Party from realizing any of that Party's rights or benefits under this Agreement, the successful Party to any such action shall be entitled to receive from the non-successful Party all reasonable attorneys' fees and costs, and necessary disbursements, and the foregoing shall include actions required to be taken in non-judicial circumstances as well as in judicial proceedings.

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     12.  ADDITIONAL DOCUMENTS.  The Parties shall make, execute and deliver all such documents and perform all such acts as may be reasonably necessary from time to time, prior to and following the consummation of this Agreement, to carry out the full intent and purpose of this Agreement.

     13. BINDING ON SUCCESSORS AND ASSIGNEES. The provisions of this Agreement shall be binding upon and inure to the benefit of the Parties hereto, their permitted heirs, administrators, successors, and assigns.

     14. SEVERABILITY. If any part of this Agreement is determined to be invalid or unenforceable, that part will be amended to achieve, as nearly as possible, the same effect as the original. The invalidity or unenforceability of any provision shall not affect the enforceability of the remainder of this Agreement, unless such invalidity or unenforceability would materially alter the consideration due a Party, in which event, the affected Party may elect to rescind this Agreement.

     15. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between and reflects the reasonable expectations of the Parties pertaining to the subject matter hereof. All prior and contemporaneous agreements, representations, negotiations and understandings of the Parties, oral or written, are merged herein and/or expressly declared void and are superseded by this Agreement. No change, addition or modification shall be made to this Agreement except by a written agreement executed by both parties intended to be bound thereby.

     16. COUNTERPARTS. This Agreement may be executed in counterparts. Each counterpart shall be deemed an original and all taken together shall constitute one and the same instrument. If executed in counterparts, the counterpart signature pages may all be attached to one document, which shall then constitute the original signed document. The execution of this Agreement is deemed to have occurred, and this Agreement shall be enforceable and effective, only on the complete execution and delivery of this Agreement by all the Parties. This Agreement may be executed and delivered by facsimile copies showing the signatures thereto. The facsimile copies showing the signatures of any of the Parties shall constitute originally signed documents requiring no further execution.

     17. TERMS. Unless the context requires otherwise, words denoting the singular shall be construed as including the plural, and words in the plural shall be construed as including the singular. Words of one gender shall be construed as including another gender or neuter if appropriate within the context. The word "person" or "party" shall include a natural person, corporation, firm, partnership, limited liability company, proprietorship, trust, or any other entity.

     18. CONSTRUCTION. The captions or headings of this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of any provision herein. This Agreement is a result of negotiations between the Parties; therefore, this Agreement shall not be construed as if it had been prepared by one of the Parties, but rather as if both Parties have prepared it.

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     IN WITNESS WHEREOF,  the Parties hereto have executed this Agreement on the dates shown following their respective names below.

"StrongGO"                              "Nupro"

STRONGGO, LLC, an Arizona limited       NUPRO INNOVATIONS, INC., An Arizona
liability company,                      corporation

By _________________________________    By _________________________________

Its ________________________________    Its ________________________________

Date _______________________________
                                        Date _______________________________

                                        By _________________________________

                                        Its ________________________________

                                        Date _______________________________

"Electing Reg. S Shareholders"

BAVARIA HOTELHOLDINGS
INTERNATIONAL, GMBH, a German
corporation

By _________________________________

Its ________________________________

Date _______________________________

Nupro Shares Reconveyed: 2,325,000

REINER BECKER

By _________________________________

Date _______________________________

Nupro Shares Reconveyed: 375,000

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DR. RAINER HUEBNER

By _________________________________

Date _______________________________

Nupro Shares Reconveyed: 300,000

CHRISTINE SEIBEL

By _________________________________

Date _______________________________

Nupro Shares Reconveyed: 150,000

KARIN PULCH

By _________________________________

Date _______________________________

Nupro Shares Reconveyed: 100,000

DR. FRIEDRICH MUELLER

By _________________________________

Date _______________________________

Nupro Shares Reconveyed: 100,000

CF FLEX FUND

By _________________________________

Its ________________________________

Date _______________________________

Nupro Shares Reconveyed: 100,000

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
THOMAS HUEBNER, ANDREA HUEBNER, AND ALEX HARTMANN

By _________________________________

Date _______________________________

By _________________________________

Date _______________________________

By _________________________________

Date _______________________________

Nupro Shares Reconveyed: 75,000

HANS-PETER VOELMICKE AND STEPHAN LEGAT

By _________________________________

Date _______________________________

By _________________________________

Date _______________________________

Nupro Shares Reconveyed: 75,000

BERNARD BERGER JR.

By _________________________________

Date _______________________________

Nupro Shares Reconveyed: 75,000

DR. WILLIE HILGERT

By _________________________________

Date _______________________________

Nupro Shares Reconveyed: 75,000

                                       8
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RAINER WUNDERLICH

By _________________________________

Date _______________________________

Nupro Shares Reconveyed: 75,000

CARSTEN KNAUER

By _________________________________

Date _______________________________

Nupro Shares Reconveyed: 75,000

GUNTER PEITZNER

By _________________________________

Date _______________________________

Nupro Shares Reconveyed: 50,000

GUNTER PEITZNER

By _________________________________

Date _______________________________

Nupro Shares Reconveyed: 50,000

BERNARD TEWAAG

By _________________________________

Date _______________________________

Nupro Shares Reconveyed: 50,000

DR. KLAUS OECHSNER

By _________________________________

Date _______________________________

Nupro Shares Reconveyed: 50,000

FRIEDRICH HERTLING

By _________________________________

Date _______________________________

Nupro Shares Reconveyed: 40,000

ANDREAS SACHS

By _________________________________

Date _______________________________

Nupro Shares Reconveyed: 25,000

ANGELIKA BOEHME

By _________________________________

Date _______________________________

Nupro Shares Reconveyed: 20,000

ANDREA THUM

By _________________________________

Date _______________________________

Nupro Shares Reconveyed: 20,000

UWE BRAUN

By _________________________________

Date _______________________________

Nupro Shares Reconveyed: 15,000

JUDITH BEDORF

By _________________________________

Date _______________________________

Nupro Shares Reconveyed: 10,000

                                       10
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BAERBEL KAERGER

By _________________________________

Date _______________________________

Nupro Shares Reconveyed: 10,000

GUDRUN BOELKE

By _________________________________

Date _______________________________

Nupro Shares Reconveyed: 10,000

LARS BRANDAU

By _________________________________

Date _______________________________

Nupro Shares Reconveyed: 10,000

OLAF MAGERFLEISCH

By _________________________________

Date _______________________________

Nupro Shares Reconveyed: 10,000

MAREILIES FRANKLIN

By _________________________________

Date _______________________________

Nupro Shares Reconveyed: 5,000

UTE MAGERFLEISCH

By _________________________________

Date _______________________________

Nupro Shares Reconveyed: 5,000

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
ELKE SCHMITZ

By _________________________________

Date _______________________________

Nupro Shares Reconveyed: 5,000

ERICH THUM

By _________________________________

Date _______________________________

Nupro Shares Reconveyed: 5,000

DR. CHRISTINA UNTERBERGER

By _________________________________

Date _______________________________

Nupro Shares Reconveyed: 5,000

JAN HENNINGS

By _________________________________

Date _______________________________

Nupro Shares Reconveyed: 2,500

JOCHEN AND INGE MAGERFLEISCH

By _________________________________

Date _______________________________

By _________________________________

Date _______________________________

Nupro Shares Reconveyed: 2,500

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